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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 12, 2002

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                       d/b/a/ RELIANT ENERGY, INCORPORATED

           TEXAS                       1-31447                  74-0694415
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


                  1111 LOUISIANA
                  HOUSTON, TEXAS                         77002
   (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         99.1 CenterPoint Energy, Inc. Slide Presentation

ITEM 9.           REGULATION FD DISCLOSURE.

      A copy of a slide presentation that CenterPoint Energy, Inc. expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1. A copy of the slide presentation will also be available on CenterPoint Energy's website, www.centerpointenergy.com. The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by CenterPoint Energy that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.

     Some of the statements in the slide presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. CenterPoint Energy has based its forward-looking statements on its management's beliefs and assumptions based on information available at the time the statements are made. CenterPoint Energy cautions you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by CenterPoint Energy's forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and CenterPoint Energy undertakes no obligation to update or revise publicly any forward-looking statements.

     In addition to the matters described in the slide presentation, the following list identifies some of the factors that could cause actual results to differ from those expressed or implied by CenterPoint Energy's forward-looking statements:

o state, federal and international legislative and regulatory actions or developments, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of laws or regulations applicable to other aspects of CenterPoint Energy's business and actions with respect to, among other things:

     o    approval of stranded costs;

     o    allowed rates of return;


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     o    rate structures;

     o    recovery of investments; and

     o    operation and construction of facilities;

o non-payment for CenterPoint Energy's services due to financial distress of its customers;

o the successful and timely completion of CenterPoint Energy's capital projects;

o industrial, commercial and residential growth in CenterPoint Energy's service territory and changes in market demand and demographic patterns;

o    changes in business strategy or development plans;

o    unanticipated changes in interest rates or rates of inflation;

o    unanticipated changes in operating expenses and capital expenditures;

o    weather variations and other natural phenomena;

o commercial bank and financial market conditions, CenterPoint Energy's access to capital and receipt of certain approvals under the Public Utility Holding Company Act of 1935, and the results of CenterPoint Energy's financing and refinancing efforts, including availability of funds in the debt capital markets;

o    actions by rating agencies;

o    legal and administrative proceedings and settlements;

o    changes in tax laws;

o significant changes in CenterPoint Energy's relationship with its employees, including the availability of qualified personnel and the potential adverse effects if labor disputes or grievances were to occur;

o significant changes in critical accounting policies material to CenterPoint Energy;

o acts of terrorism or war, including any direct or indirect effect on CenterPoint Energy's business resulting from terrorist attacks such as occurred on September 11, 2001 or any similar incidents or responses to those incidents;

o    the availability and price of insurance;

o the outcome of the pending securities lawsuits against Reliant Energy, Incorporated and Reliant Resources, Inc.;


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o    the outcome of the SEC investigation relating to the treatment in
     CenterPoint Energy's consolidated financial statements of certain activities of Reliant Resources, Inc.;

o the reliability of the systems, procedures and other infrastructure necessary to operate the retail electric business in CenterPoint Energy's service territory, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas, Inc.; and

o political, legal, regulatory and economic conditions and developments in the United States.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CENTERPOINT ENERGY, INC.


Date: September 12, 2002                   By:    /s/ James S. Brian
                                              ---------------------------
                                                      James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer


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                                  EXHIBIT INDEX

               Exhibit
               Number                Exhibit Description
               -------               -------------------

                 99.1       CenterPoint Energy, Inc. Slide Presentation